Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Zafgen, Inc. (the “Company”) for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to his or her knowledge:

1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2019	/s/ Jeffrey Hatfield

Jeffrey Hatfield
Chief Executive Officer
(Principal Executive Officer)

Dated: March 14, 2019	/s/ Patricia Allen

Patricia Allen
Chief Financial Officer
(Principal Financial and Accounting Officer)